POWER OF ATTORNEY

	The undersigned hereby constitutes and appoints Lisa A. Hunt, David R. Fontaine and/or Patricia Drohan, the undersigned's true and lawful attorney-in-fact, to:

	(1)	execute for and on behalf of the undersigned, in the
undersigned's capacity as an officer and/or director of American
Management Systems, Inc. (the "Company"), Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

	(2)	do and perform any and all acts for and on behalf of the
 undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and file such form with the United States Securities and Exchange Commission, the Nasdaq Stock Market and any other authority;

	(3)	prepare and sign on my behalf any Form 144 Notice under
 the Securities Act of 1933 and file the same with the United States Securities Commission; and

	(4)	take any other action of any type whatsoever in connection
with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned.

	The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file
 Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this
29 day of September, 2003.


		/s/ Jennifer Felix
	Signature

		Jennifer Felix
	Print Name








COMMONWEALTH OF VIRGINIA	:
			:  ss
COUNTY OF FAIRFAX	:

	On this the 29th day of September 2003, before me, Elizabeth Ann Blevins, the undersigned officer, personally appeared Jennifer Felix, who executed the foregoing instrument for the purposes therein contained, by signing his/her name above and who, prior to his execution of the foregoing instrument, acknowledged the foregoing to be his/her voluntary act and deed.

			/s/ Elizabeth Ann Blevins
			Notary Public
My commission expires:   11/30/2005





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